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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) December 26, 1996

     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1996, providing for the issuance of Financial Asset Securities Corp., Headlands Home Equity Loan Trust 1996-1, Revolving Home Equity Loan Asset-Backed Certificates, Series 1996-1).

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            (Exact name of registrant as specified in its charter)

          Delaware                       333-10273             06-1442010
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(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
 Incorporation)                        File Number)         Identification No.)


600 Steamboat Road                                                06830
Greenwich, Connecticut                                         -----------
----------------------------------                              (Zip Code)
(Address of Principal Executive
 Offices)

Registrant's telephone number, including area code  (203)     625-2700
                                                    -----     --------

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Item 5. Other Events
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          In connection with the offering of Revolving Home Equity Loan Asset-
Backed Certificates, Series 1996-1, Class A and Class S Certificates, of which Financial Asset Securities Corp. is the issuer as described in a Prospectus Supplement dated as of December 26, 1996 to the Prospectus dated as of December 26, 1996, certain agreements were executed in connection with the issuance of the certificates on December 30, 1996.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1. Pooling and Servicing Agreement, dated as of December 1, 1996 among Headlands Mortgage Company as Seller and Servicer, Headlands Mortgage L.L.C. as Transferor, Financial Asset Securities Corp. as Depositor and The First National Bank of Chicago as Trustee.

     8.1. Tax Opinion of Dewey Ballantine dated as of December 30, 1996.

     10.1. Underwriting Agreement, dated as of December 26, 1996, between Financial Asset Securities Corp. and Greenwich Capital Markets, Inc.

     10.2. Capital Markets Assurance Corporation Surety Bond dated as of December 30, 1996.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FINANCIAL ASSET SECURITIES CORP.


                         By:/s/ Brian Bernard
                            -----------------
                           Name: Brian Bernard
                           Title: Vice President

Dated:  January 2, 1996

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                                 Exhibit Index
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Exhibit                                                                    Page
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4.1. Pooling and Servicing Agreement.

8.1. Tax Opinion.

10.1.  Underwriting Agreement.

10.2.  Surety Bond.

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